UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 16, 2009
                        (Date of earliest event reported)

                               RONSON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                      0-1031                 22-0743290
----------------------------   ------------------------    ---------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)



           3 Ronson Road, P.O. Box 3000, Woodbridge, New Jersey 07095
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 636-2430
       ------------------------------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               RONSON CORPORATION
                                 FORM 8-K INDEX


     ITEM                                                                   PAGE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION                    1

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL
STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED
INTERIM REVIEW                                                              1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                                2





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                           Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 2.02.   Results of Operations and Financial Condition.

      On November 16, 2009, Ronson Corporation (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, announcing the Company's financial results for the quarter ended September 30, 2009.

      The  information  contained in this Current Report on Form 8-K,  including
Exhibit 99.1, is being furnished,  and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On November 20, 2009, the Company's management and the Audit Committee of the Company's Board of Directors determined that, as a result of a reevaluation of the Company's accounting classification of debt brought about by comments included in Comment Letters recently received by the Company from the Securities and Exchange Commission, the Company should restate its financial statements for the year ended December 31, 2008 included in the Company's Annual Report on Form 10-K for the period then ended so that approximately $5,296,000 previously classified as long-term debt will be reclassified as current liabilities. Consequently, the previously issued consolidated financial statements for the year ended December 31, 2008 should no longer be relied on. The Company's management and the Audit Committee have discussed these matters with Demetrius & Company, L.L.C., the Company's independent registered public accounting firm.

      The Company expects to file an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as soon as possible after the Company has completed its analysis of the accounting debt classification issue which management expects will be within the next week.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit      Description

  99.1       Press Release, dated November 16, 2009, issued by Ronson
             Corporation

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Additional Information and Where to Find It

      In connection with the Company's previously announced proposed sale of each of its aviation division and consumer products division, Ronson Corporation has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SALE TRANSACTIONS. Investors and shareholders may obtain a free copy of the proxy statement and other documents filed by the Company (when available) at the SEC's website at http://www.sec.gov. The proxy statement and such other documents may also be obtained, free of charge, by directing a request to Daryl Holcomb, Chief Financial Officer, Ronson Corporation, 3 Ronson Road, P.O. Box 3000, Woodbridge, New Jersey 07095.

      Ronson Corporation and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed sale transactions. Information regarding the interests of the Company's participants in the solicitation is included in the preliminary proxy statement and will be included in the definitive proxy statement relating to the proposed sale transactions when it is filed with the SEC and becomes available.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November __, 2009

                                            RONSON CORPORATION

                                            By:  /s/ Daryl K. Holcomb
                                                 --------------------
                                                 Daryl K. Holcomb
                                                 Vice President, Chief Financial
                                                 Officer and Controller